SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): March 1, 2004


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                     1-3215               22-
1024240

(State or other             Commission         (I.R.S. Employer
jurisdiction                File Number)       Identification
No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On February 27, 2004, Johnson & Johnson ("J&J") issued the attached press release announcing the strategic alliance with Guidant
Corporation for the co-promotion of drug-eluting stents.





(c)  Exhibit

Exhibit No.       Description of Exhibit

Exhibit 99.17  Press Release dated February 27, 2004.




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: March 1, 2004           By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer